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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)		September 8, 2004

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     LodgeNet Entertainment Corporation today will make a presentation at the Kaufman Bros. 7th Annual Communications, Media & Technology Conference regarding its operations and business. The PowerPoint slide presentation to be used during LodgeNet’s presentation at the Kaufman Bros. 7th Annual Communications, Media & Technology Conference is furnished as Exhibit 99.1.

     LodgeNet also issued a press release today, a copy of which is furnished as Exhibit 99.2. The press release contains information that will be announced during LodgeNet’s presentation at Kaufman Bros. 7th Annual Communications, Media & Technology Conference, including confirmation that the Company expects that results for the third quarter of 2004 will come within previously issued financial guidance.

Item 9.01. Financial Statements and Exhibits.

     (c)   Exhibits

     99.1            PowerPoint Slides (furnished)

     99.2            Press Release (furnished)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004
	By	/s/ Scott C. Petersen
Scott C. Petersen
	Its	President and Chief Executive Officer